                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02851

                           Van Kampen High Yield Fund
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 8/31

Date of reporting period: 8/31/05

Item 1. Reports to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen High Yield Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of August 31, 2005.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lipper High Yield Bond Fund Index and the J.P. Morgan Global High Yield Index from 8/31/95 through 8/31/05. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                  VAN KAMPEN HIGH YIELD      J.P. MORGAN GLOBAL HIGH     LIPPER HIGH YIELD BOND
                                                          FUND                     YIELD INDEX                 FUND INDEX
                                                  ---------------------      -----------------------     ----------------------
8/95                                                       9520                       10000                       10000
                                                           9658                       10119                       10109
12/95                                                      9952                       10446                       10404
                                                          10268                       10673                       10699
                                                          10543                       10867                       10912
                                                          10979                       11364                       11416
12/96                                                     11311                       11805                       11829
                                                          11469                       11906                       11916
                                                          11997                       12457                       12529
                                                          12555                       13050                       13214
12/97                                                     12696                       13268                       13387
                                                          13320                       13714                       13938
                                                          13439                       13830                       14088
                                                          12336                       13029                       13070
12/98                                                     12754                       13396                       13412
                                                          13108                       13653                       13786
                                                          13069                       13800                       13881
                                                          12986                       13568                       13665
12/99                                                     13252                       13849                       14002
                                                          13198                       13615                       13805
                                                          13313                       13683                       13761
                                                          13223                       13727                       13635
12/00                                                     12163                       13042                       12753
                                                          12557                       13718                       13254
                                                          12081                       13601                       12956
                                                          11358                       12997                       12310
12/01                                                     11841                       13756                       12958
                                                          11528                       14064                       13089
                                                          10719                       13718                       12469
                                                          10155                       13303                       12030
12/02                                                     10726                       14052                       12740
                                                          11356                       14979                       13449
                                                          12294                       16405                       14591
                                                          12605                       16917                       14973
12/03                                                     13318                       17917                       15818
                                                          13515                       18402                       16101
                                                          13530                       18327                       15998
                                                          14194                       19140                       16648
12/04                                                     14713                       19988                       17377
                                                          14448                       19759                       17104
                                                          14666                       20215                       17419
8/05                                                      14961                       20607                       17772

                              A SHARES               B SHARES               C SHARES             I SHARES
                            since 10/2/78          since 7/2/92           since 7/6/93         since 3/23/05
-------------------------------------------------------------------------------------------------------------
                                      W/MAX                  W/MAX                  W/MAX
                                      4.75%                  4.00%                  1.00%
AVERAGE ANNUAL           W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES        W/O SALES
TOTAL RETURNS             CHARGES    CHARGES     CHARGES    CHARGES     CHARGES    CHARGES        CHARGES

Since Inception            7.46%      7.26%       5.46%      5.46%       4.26%      4.26%          2.69%
10-year                    4.62       4.11        4.13       4.13        3.80       3.80            n/a
5-year                     2.18       1.20        1.43       1.23        1.37       1.37            n/a
1-year                     6.89       1.85        6.36       2.36        6.17       5.18            n/a
-------------------------------------------------------------------------------------------------------------

30 Day SEC Yield                6.10%                  5.60%                  5.69%                6.65%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, INCLUDING MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN IN THIS REPORT DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE OF SHARE CLASSES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

As a result of recent market activity, current performance may vary from the figures shown. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of
1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and ten-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

J.P. Morgan Global High Yield Index is a broad-based index that reflects the general performance of the global high-yield corporate debt market. Lipper High Yield Bond Fund Index is an index of funds with similar return objectives as this fund. Indexes do not include any expenses, fees or sales charges, which would lower performance. Indexes are unmanaged and should not be considered an investment.

Fund Report

FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005

Van Kampen High Yield Fund is managed by the adviser's Taxable Fixed Income team. Members of the team include Gordon Loery, Executive Director; Sheila A. Finnerty, Managing Director; and Joshua Givelber, Vice President.(1)

MARKET CONDITIONS

Good economic growth and corporate earnings, strong underlying company fundamentals, low default rates and improving credit qualities were among the factors supporting the high yield market during the 12-month reporting period. As long-term rates generally declined, investors also rewarded high yield bonds for their enhanced income potential.

Yet, the period was also defined by significant volatility. After enjoying particularly robust performance in the final months of 2004, the market retreated markedly during the first months of 2005. In January, heavy new issuance contributed to concerns that supply could outpace demand. More importantly, however, was General Motors' mid-March announcement of production cuts and poor earnings for the next quarter. The struggles of this bellwether company exacerbated the woes of the auto industry and called into question the strength of corporations overall. High yield markets were unsettled by the prospect that General Motors would move from the high grade to the high yield universe. Such a move, it was feared, could trigger a sell-off of other high yield bonds, as investors moved to purchase General Motors debt. Amid these pressures, the market declined through mid-May.

The reporting period finished with considerably more strength, however. The market came to terms with inclusion of General Motors and Ford Motor in the high yield arena, and the pace of new issuance slowed. Investors refocused on favorable economic data, the overall strength of corporate earnings and company fundamentals, and the continued low default rate of the high yield universe overall. That said, the final months were not entirely upbeat, as continued high oil prices cast doubt on the pace of economic growth and consumer confidence. The final days of the reporting period brought heightened apprehension as Hurricane Katrina unleashed catastrophic devastation to the Gulf Coast. While the long-term economic impact remained immeasurable, the immediate economic impact was most evident in the energy sector, as gasoline and natural gas prices soared.

From an industry perspective, wireless communications, telecommunications and utilities fared the best during the 12-month period, while transportation, airlines and forest products lagged most significantly.

(1)Team members may change without notice from time to time.
 2

PERFORMANCE ANALYSIS

The fund returned 6.89 percent for the 12 months ended August 31, 2005 (Class A shares, unadjusted for sales charges). In comparison, the JP Morgan Global High Yield Index, the fund's benchmark, and the Lipper High Yield Bond Fund Index, an index of funds with similar investment objectives, returned 9.20 percent and
9.04 percent for the period, respectively.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2005

-------------------------------------------------------------------------------------------------
                                                    JP MORGAN GLOBAL   LIPPER HIGH YIELD
                      CLASS A   CLASS B   CLASS C   HIGH YIELD INDEX    BOND FUND INDEX

                       6.89%     6.36%     6.17%         9.20%               9.04%
-------------------------------------------------------------------------------------------------

THE PERFORMANCE FOR THE THREE SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE FUND'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS, BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES. SUCH COSTS WOULD LOWER PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR STANDARDIZED PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

Led by precipitous declines in the beleaguered auto and airline industries, a cloud of negative sentiment cloaked the transportation sector as a whole. In this environment, the fund's relative performance benefited from underweighting in transportation versus the JP Morgan benchmark. In particular, the fund was well served by the decision to de-emphasize auto, auto-related and airline issues, which experienced the brunt of investor disfavor. The fund's wireless communications securities also contributed positively. Strong fundamentals combined with broadly favorable trends to support solid gains. Also on the upside, company-specific results and improving fundamentals boosted consumer product issues.

In contrast, the fund's pace was slowed by housing securities. Amid concerns of declines in new home construction, building product securities slipped. These companies are often highly leveraged, and could be particularly susceptible to a downturn in the real estate market. Forest product securities lagged due to company specific reasons. Telecommunications and media securities also clipped performance.

During the final months of the reporting period, we sought opportunities to position the portfolio more conservatively by reducing exposures that we believe to be more risky, such as building products. As a result of individual security decisions, chemicals, housing, energy and wireless communications issues are among the more prominent themes in the portfolio. At the close of the reporting period, the portfolio's average credit quality was B, in-line with the JP Morgan benchmark, while a lower average yield to maturity reflects our efforts to reduce relative risk.

We believe that many of the fundamental trends that benefited the high yield market during the annual period remain intact, and will likely continue to provide support to the market in upcoming months. This optimism is balanced by our view that the market has already "priced-in" these fundamentals. (In other words, most securities are already trading at prices that reflect these positives.) Consequently, we would not be surprised if the returns of high yield securities were driven primarily by income, rather than price appreciation, in the months to come.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the fund in the future.

RATINGS ALLOCATIONS AS OF 8/31/05
BBB/Baa                                                           3.3%
BB/Ba                                                            29.2
B/B                                                              54.7
CCC/Caa                                                          10.8
CC/Ca                                                             0.5
Non-Rated                                                         1.5

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 8/31/05
Energy                                                            8.6%
Chemicals                                                         7.5
Utility                                                           7.0
Cable                                                             6.4
Forest Products                                                   6.1
Healthcare                                                        5.9
Gaming & Leisure                                                  5.6
Housing                                                           5.0
Diversified Media                                                 4.7
Transportation                                                    4.0
Telecommunications                                                3.8
Manufacturing                                                     3.6
Metals                                                            3.6
Consumer Products                                                 3.5
Wireless Communications                                           3.5
Food & Tobacco                                                    3.4
Services                                                          3.2
Information Technology                                            3.1
Automotive                                                        2.0
Retail                                                            1.6
Food & Drug                                                       1.5
Financial                                                         1.2
Aerospace                                                         0.8
Broadcasting                                                      0.1
                                                                -----
Total Long-Term Investments                                      95.7%
Short-Term Investments                                            2.1
Other Assets in Excess of Liabilities                             2.2
                                                                -----
Total Net Assets                                                100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of corporate debt obligations. Industry allocations are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/05 - 8/31/05.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  3/1/05           8/31/05       3/1/05-8/31/05
Class A
  Actual.....................................    $1,000.00        $1,002.76           $5.45
  Hypothetical...............................     1,000.00         1,019.71            5.50
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00         1,001.61            9.33
  Hypothetical...............................     1,000.00         1,015.91            9.40
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           999.06            9.37
  Hypothetical...............................     1,000.00         1,015.81            9.45
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00         1,026.93            3.80
  Hypothetical...............................     1,000.00         1,018.35            4.32
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.85%, 1.86% and 0.85% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) except for Class I Shares "Actual" information which reflects the period from Commencement of Operations through August 31, 2005.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders subject to implementing a fee rate reduction effective June 1, 2005. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Also, the Board considered materials it had received in approving a reorganization and name of the Fund. Finally, the Board considered materials it had received in approving a proposed reduction in the advisory fee rate to be effective June 1, 2005. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2005

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CORPORATE BONDS  94.9%
          AEROSPACE  0.8%
$6,625    K & F Acquisition, Inc..........................    7.750%  11/15/14   $  6,807,187
                                                                                 ------------

          AUTOMOTIVE  2.0%
 4,050    Ford Motor Credit Co. ..........................    5.625   10/01/08      3,897,659
 4,370    Ford Motor Credit Co. ..........................    5.800   01/12/09      4,185,088
 4,580    General Motors Acceptance Corp. ................    4.375   12/10/07      4,358,081
 2,920    General Motors Acceptance Corp. ................    6.875   09/15/11      2,768,516
   915    General Motors Acceptance Corp. ................    6.875   08/28/12        861,324
                                                                                 ------------
                                                                                   16,070,668
                                                                                 ------------
          BROADCASTING  0.1%
 1,185    Salem Communications Corp. .....................    7.750   12/15/10      1,245,731
                                                                                 ------------

          CABLE 6.4%
 4,950    Cablecom Luxembourg SCA, 144A -- Private
          Placement (Euro) (Luxembourg) (a)...............    9.375   04/15/14      6,831,998
 6,175    Cablevision Systems Corp. (Variable Rate
          Coupon).........................................    7.890   04/01/09      6,406,562
 3,525    Charter Communications Holdings LLC.............    9.625   11/15/09      2,930,156
   625    Charter Communications Holdings LLC.............   10.750   10/01/09        534,375
 3,375    Charter Communications Holdings LLC.............   11.750   01/15/10      2,885,625
 2,745    Echostar DBS Corp. .............................    6.375   10/01/11      2,741,569
 1,290    Echostar DBS Corp. .............................    6.625   10/01/14      1,285,162
   460    Intelsat Bermuda Ltd., 144A -- Private Placement
          (Bermuda) (a)...................................    8.250   01/15/13        470,350
 4,445    Intelsat Bermuda Ltd., 144A -- Private Placement
          (Bermuda) (a)...................................    8.625   01/15/15      4,633,912
 3,350    Intelsat Bermuda Ltd., 144A -- Private Placement
          (Variable Rate Coupon) (Bermuda) (a)............    8.695   01/15/12      3,425,375
 5,670    Kabel Deutschland GmbH, 144A -- Private
          Placement (Germany) (a).........................   10.625   07/01/14      6,364,575
   923    PanAmSat Corp. .................................    9.000   08/15/14        976,072
 7,410    PanAmSat Holding Corp. (b) (c).................. 0/10.375   11/01/14      5,131,425
 2,360    Renaissance Media Group.........................   10.000   04/15/08      2,351,150
 1,645    Satelites Mexicanos SA, Ser B (Mexico) (c)......   10.125   11/01/04        896,525
 3,855    Telenet Group Holding NV, 144A -- Private
          Placement (Belgium) (a) (b) (c)................. 0/11.500   06/15/14      3,132,187
                                                                                 ------------
                                                                                   50,997,018
                                                                                 ------------
          CHEMICALS  7.5%
 2,935    Cognis Deutschland GmbH & Co., 144A -- Private
          Placement (Euro) (Variable Rate Coupon)
          (Germany) (a) (c)...............................    6.916   11/15/13      3,738,588
 5,090    Equistar Chemicals LP...........................   10.125   09/01/08      5,599,000
   620    Equistar Chemicals LP...........................   10.625   05/01/11        691,300
 2,230    Huntsman Advanced Materials LLC.................   11.000   07/15/10      2,542,200
   952    Huntsman International LLC......................   10.125   07/01/09        985,320

 12                                            See Notes to Financial Statements

VAN KAMPEN HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CHEMICALS (CONTINUED)
$4,000    Huntsman International LLC (Euro)...............   10.125%  07/01/09   $  5,126,022
 2,227    Innophos Investments Holdings, Inc., 144A --
          Private Placement (Variable Rate Coupon) (a)....   11.790   02/15/15      2,126,542
 4,190    Innophos, Inc.,144A -- Private Placement (a)....    8.875   08/15/14      4,331,412
 1,280    ISP Chemco, Inc., Ser B.........................   10.250   07/01/11      1,387,200
 6,410    ISP Holdings, Inc., Ser B.......................   10.625   12/15/09      6,826,650
 1,530    Koppers, Inc. ..................................    9.875   10/15/13      1,705,950
 2,700    Millennium America, Inc. .......................    7.000   11/15/06      2,777,625
 1,985    Millennium America, Inc. .......................    9.250   06/15/08      2,148,762
 1,690    Nalco Co. ......................................    7.750   11/15/11      1,778,725
 5,995    Nalco Co. ......................................    8.875   11/15/13      6,482,094
 4,945    Rhodia SA (France)..............................    8.875   06/01/11      4,846,100
 1,925    Rhodia SA (Euro) (France).......................    8.000   06/01/10      2,392,684
 2,333    Rockwood Specialties Group, Inc. ...............   10.625   05/15/11      2,577,965
 1,390    Rockwood Specialties Group, Inc.,
          144A -- Private Placement (Euro) (a)............    7.625   11/15/14      1,794,154
                                                                                 ------------
                                                                                   59,858,293
                                                                                 ------------
          CONSUMER PRODUCTS  3.3%
 2,810    Amscan Holdings, Inc. ..........................    8.750   05/01/14      2,690,575
 8,445    Levi Strauss & Co. (Variable Rate Coupon).......    8.254   04/01/12      8,529,450
 2,360    Oxford Industrials, Inc. .......................    8.875   06/01/11      2,542,900
 5,585    Rayovac Corp. ..................................    8.500   10/01/13      5,780,475
 5,800    Sleepmaster LLC, Ser B (c) (d) (e)..............   11.000   05/15/09      3,207,400
 2,120    Spectrum Brands, Inc. ..........................    7.375   02/01/15      2,051,100
 1,667    Tempur Pedic, Inc. .............................   10.250   08/15/10      1,862,872
                                                                                 ------------
                                                                                   26,664,772
                                                                                 ------------
          DIVERSIFIED MEDIA  4.6%
 1,185    Advanstar Communications, Inc. .................   10.750   08/15/10      1,346,456
 2,920    AMC Entertainment, Inc. (Variable Rate
          Coupon).........................................    8.040   08/15/10      3,033,150
 6,367    CanWest Media, Inc. (Canada)....................    8.000   09/15/12      6,717,025
 2,347    Dex Media East/Finance Corp. LLC................   12.125   11/15/12      2,787,062
 3,692    Dex Media West/Finance Corp. LLC, Ser B.........    9.875   08/15/13      4,195,035
 1,925    Houghton Mifflin Co. ...........................    8.250   02/01/11      2,018,844
 5,555    Houghton Mifflin Co. ...........................    9.875   02/01/13      6,027,175
 4,205    Nebraska Book Co., Inc. ........................    8.625   03/15/12      4,068,337
 6,420    Primedia, Inc. .................................    8.875   05/15/11      6,757,050
                                                                                 ------------
                                                                                   36,950,134
                                                                                 ------------
          ENERGY  8.6%
 5,285    CHC Helicopter Corp. (Canada)...................    7.375   05/01/14      5,397,306
 3,100    CHC Helicopter Corp., 144A -- Private Placement
          (Canada) (a)....................................    7.375   05/01/14      3,165,875
 3,300    Chesapeake Energy Corp. ........................    6.625   01/15/16      3,399,000
 4,165    Chesapeake Energy Corp. ........................    7.500   09/15/13      4,498,200
 6,315    CITGO Petroleum Corp. ..........................    6.000   10/15/11      6,346,575

See Notes to Financial Statements                                             13

VAN KAMPEN HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          ENERGY (CONTINUED)
$1,695    Compagnie Generale de Geophysique SA, 144A --
          Private Placement (France) (a)..................    7.500%  05/15/15   $  1,796,700
 7,650    El Paso Production Holding Co. .................    7.750   06/01/13      8,128,125
 3,625    Hanover Compressor Co. .........................    8.625   12/15/10      3,915,000
   920    Hanover Compressor Co. .........................    9.000   06/01/14      1,018,900
   109    Hanover Equipment Trust, Ser A..................    8.500   09/01/08        114,177
 3,042    Hanover Equipment Trust, Ser B..................    8.750   09/01/11      3,277,755
 5,765    Hilcorp Energy/Finance Corp., 144A -- Private
          Placement (a)...................................   10.500   09/01/10      6,427,975
 3,570    Husky Oil Ltd. (Variable Rate Coupon)
          (Canada)........................................    8.900   08/15/28      3,930,027
 1,918    Magnum Hunter Resources, Inc. ..................    9.600   03/15/12      2,119,390
 3,550    Pacific Energy Partners.........................    7.125   06/15/14      3,736,375
 2,931    Port Arthur Finance Corp., Ser A................   12.500   01/15/09      3,333,916
 2,984    Tesoro Petroleum Corp. .........................    9.625   04/01/12      3,319,700
 4,547    Vintage Petroleum, Inc. ........................    7.875   05/15/11      4,774,350
                                                                                 ------------
                                                                                   68,699,346
                                                                                 ------------
          FINANCIAL  1.2%
 4,950    Dow Jones CDX HY, 144A -- Private Placement
          (a).............................................    8.250   06/29/10      5,033,531
 4,397    Refco Finance Holdings LLC......................    9.000   08/01/12      4,814,715
                                                                                 ------------
                                                                                    9,848,246
                                                                                 ------------
          FOOD & DRUG  1.5%
 1,490    Jean Coutu Group (PJC), Inc. (Canada)...........    7.625   08/01/12      1,560,775
 2,725    Jean Coutu Group (PJC), Inc. (Canada)...........    8.500   08/01/14      2,806,750
 1,700    Jitney-Jungle Stores America, Inc. (c) (d)
          (e).............................................   12.000   03/01/06              0
 4,032    Kroger Co., 144A -- Private Placement (a).......    8.500   07/15/17      4,564,033
 3,220    Rite Aid Corp. .................................    8.125   05/01/10      3,292,450
                                                                                 ------------
                                                                                   12,224,008
                                                                                 ------------
          FOOD & TOBACCO  3.4%
 3,215    Michael Foods, Inc. ............................    8.000   11/15/13      3,319,487
 1,845    Pilgrim's Pride Corp. ..........................    9.250   11/15/13      2,047,950
 7,450    Pilgrim's Pride Corp. ..........................    9.625   09/15/11      8,101,875
 3,960    RJ Reynolds Tobacco Holdings, Inc.,
          144A -- Private Placement (a)...................    6.500   07/15/10      3,979,800
 7,500    Smithfield Foods, Inc. .........................    7.000   08/01/11      7,762,500
 1,115    Smithfield Foods, Inc. .........................    8.000   10/15/09      1,193,050
   450    Smithfield Foods, Inc., Ser B...................    7.750   05/15/13        486,000
                                                                                 ------------
                                                                                   26,890,662
                                                                                 ------------
          FOREST PRODUCTS  6.1%
 4,205    Abitibi-Consolidated, Inc. (Canada).............    6.000   06/20/13      3,795,012
 1,510    Abitibi-Consolidated, Inc. (Canada).............    7.750   06/15/11      1,510,000
 2,030    Crown European Holdings SA (Euro) (France)......    6.250   09/01/11      2,670,328
 6,925    Georgia-Pacific Corp. ..........................    8.875   02/01/10      7,790,625
 4,075    Graham Packaging Co., Inc. .....................    9.875   10/15/14      4,238,000

 14                                            See Notes to Financial Statements

VAN KAMPEN HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          FOREST PRODUCTS (CONTINUED)
$3,950    Graham Packaging Co., Inc., 144A -- Private
          Placement (a)...................................    8.500%  10/15/12   $  4,088,250
 5,540    Graphic Packaging International, Inc. ..........    9.500   08/15/13      5,706,200
 2,390    JSG Funding PLC (Euro) (Ireland)................   10.125   10/01/12      3,247,082
   130    Owens-Brockway Glass Containers, Inc. ..........    8.875   02/15/09        138,125
 2,160    Owens-Illinois, Inc. ...........................    7.350   05/15/08      2,241,000
 5,700    Owens-Illinois, Inc. ...........................    7.500   05/15/10      5,928,000
 2,475    Pliant Corp. ...................................   13.000   06/01/10      1,794,375
 1,885    Pliant Corp. ...................................   13.000   06/01/10      1,366,625
 5,070    Tembec Industries, Inc. (Canada)................    7.750   03/15/12      3,777,150
   400    Tembec Industries, Inc. (Canada)................    8.500   02/01/11        309,000
                                                                                 ------------
                                                                                   48,599,772
                                                                                 ------------
          GAMING & LEISURE  5.6%
   475    Caesars Entertainment...........................    7.000   04/15/13        531,739
   993    Caesars Entertainment...........................    8.875   09/15/08      1,094,782
   434    HMH Properties, Inc., Ser B.....................    7.875   08/01/08        442,137
 5,520    Host Marriott LP................................    6.375   03/15/15      5,499,300
 4,365    Host Marriott LP................................    7.125   11/01/13      4,583,250
 6,145    Isle of Capri Casinos, Inc. ....................    7.000   03/01/14      6,068,187
 3,735    Las Vegas Sands Corp. ..........................    6.375   02/15/15      3,622,950
13,620    MGM Mirage, Inc. ...............................    6.000   10/01/09     13,637,025
 1,840    Starwood Hotels & Resorts Worldwide, Inc. ......    7.875   05/01/12      2,047,000
 3,090    Station Casinos, Inc. ..........................    6.000   04/01/12      3,128,625
 3,905    Station Casinos, Inc., 144A -- Private Placement
          (a).............................................    6.875   03/01/16      4,031,912
                                                                                 ------------
                                                                                   44,686,907
                                                                                 ------------
          HEALTHCARE  5.9%
 5,600    AmerisourceBergen Corp. ........................    7.250   11/15/12      6,510,000
 3,305    Community Health Systems, Inc. .................    6.500   12/15/12      3,358,706
 3,370    DaVita, Inc., 144A -- Private Placement (a).....    6.625   03/15/13      3,437,400
 2,830    Fisher Scientific International, Inc. ..........    6.750   08/15/14      2,964,425
   530    Fisher Scientific International, Inc.,
          144A -- Private Placement (a)...................    6.125   07/01/15        532,650
 7,000    Fresenius Medical Care Capital Trust IV.........    7.875   06/15/11      7,525,000
 1,525    HCA, Inc. ......................................    6.300   10/01/12      1,565,007
 2,145    HCA, Inc. ......................................    8.700   02/10/10      2,398,610
   970    HCA, Inc. ......................................    8.750   09/01/10      1,098,818
 4,095    Medcath Holdings Corp. .........................    9.875   07/15/12      4,565,925
   875    National Nephrology Associates, Inc., 144A --
          Private Placement (a)...........................    9.000   11/01/11        980,000
   855    Tenet Healthcare Corp. .........................    7.375   02/01/13        837,900
 2,280    Tenet Healthcare Corp. .........................    9.875   07/01/14      2,439,600
 3,340    VWR International, Inc. ........................    6.875   04/15/12      3,348,350

See Notes to Financial Statements                                             15

VAN KAMPEN HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          HEALTHCARE (CONTINUED)
$1,700    VWR International, Inc. ........................    8.000%  04/15/14   $  1,695,750
 4,085    Warner Chilcott Corp., 144A -- Private Placement
          (a).............................................    8.750   02/01/15      4,064,575
                                                                                 ------------
                                                                                   47,322,716
                                                                                 ------------
          HOUSING  5.0%
12,315    Associated Materials, Inc. (b).................. 0/11.250   03/01/14      7,265,850
 6,000    Goodman Global Holdings, Inc., 144A -- Private
          Placement (a)...................................    7.875   12/15/12      5,700,000
 1,390    Goodman Global Holdings, Inc., 144A -- Private
          Placement (Variable Rate Coupon) (a)............    6.410   06/15/12      1,390,000
 1,180    Interface, Inc. ................................    7.300   04/01/08      1,209,500
 4,590    Interface, Inc. ................................    9.500   02/01/14      4,704,750
 1,475    Interface, Inc. ................................   10.375   02/01/10      1,640,937
 6,085    Nortek, Inc. ...................................    8.500   09/01/14      5,948,088
 1,000    Ply Gem Industries, Inc. .......................    9.000   02/15/12        900,000
 2,735    RMCC Acquisition Co., 144A -- Private Placement
          (a).............................................    9.500   11/01/12      2,776,025
   860    Technical Olympic USA, Inc. ....................    7.500   01/15/15        801,950
 1,596    Technical Olympic USA, Inc. ....................    9.000   07/01/10      1,669,815
 2,735    Technical Olympic USA, Inc. ....................    9.000   07/01/10      2,861,494
 3,047    Technical Olympic USA, Inc. ....................   10.375   07/01/12      3,267,908
                                                                                 ------------
                                                                                   40,136,317
                                                                                 ------------
          INFORMATION TECHNOLOGY  2.6%
   525    Iron Mountain, Inc. ............................    6.625   01/01/16        500,063
 2,365    Iron Mountain, Inc. ............................    7.750   01/15/15      2,432,994
 5,195    Iron Mountain, Inc. ............................    8.625   04/01/13      5,487,219
 3,025    Nortel Networks Ltd. (Canada)...................    6.125   02/15/06      3,047,688
 5,335    Sanmina-SCI Corp. ..............................    6.750   03/01/13      5,121,600
 3,540    Sungard Data Systems, Inc., 144A -- Private
          Placement (a)...................................    9.125   08/15/13      3,734,700
   330    Sungard Data Systems, Inc., 144A -- Private
          Placement (Variable Rate Coupon) (a)............    8.525   08/15/13        343,200
                                                                                 ------------
                                                                                   20,667,464
                                                                                 ------------
          MANUFACTURING  3.6%
 1,470    Flowserve Corp. ................................   12.250   08/15/10      1,570,901
 3,855    Hexcel Corp. ...................................    6.750   02/01/15      3,883,913
 2,014    JohnsonDiversey, Inc. (Euro)....................    9.625   05/15/12      2,571,635
 4,588    JohnsonDiversey, Inc., Ser B....................    9.625   05/15/12      4,714,170
 2,574    Manitowoc Co., Inc. ............................   10.500   08/01/12      2,921,490
    55    Manitowoc Co., Inc. (Euro)......................   10.375   05/15/11         74,639
 5,310    NMHG Holdings Co. ..............................   10.000   05/15/09      5,708,250
 3,360    Propex Fabrics, Inc. ...........................   10.000   12/01/12      3,259,200
 4,407    Trimas Corp. ...................................    9.875   06/15/12      3,790,020
                                                                                 ------------
                                                                                   28,494,218
                                                                                 ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          METALS  3.6%
$6,679    Doe Run Resources Corp. (Acquired 9/15/00 to
          10/15/04, Cost $6,280,647), 144A -- Private
          Placement (a) (f) (g)...........................    8.500%  11/01/08   $  5,276,115
 1,380    Foundation PA Coal Co. .........................    7.250   08/01/14      1,457,625
 2,250    General Cable Corp. ............................    9.500   11/15/10      2,396,250
 7,175    Novelis, Inc., 144A -- Private Placement
          (Canada) (a)....................................    7.250   02/15/15      7,228,813
 2,515    SGL Carbon Luxembourg SA, 144A -- Private
          Placement (Euro) (Luxembourg) (a)...............    8.500   02/01/12      3,424,666
 4,238    UCAR Finance, Inc. .............................   10.250   02/15/12      4,555,850
 4,277    United States Steel Corp. ......................    9.750   05/15/10      4,704,700
                                                                                 ------------
                                                                                   29,044,019
                                                                                 ------------
          RETAIL  1.6%
 3,200    Brown Shoe Co., Inc. ...........................    8.750   05/01/12      3,432,000
 3,780    General Nutrition Center, Inc. .................    8.500   12/01/10      3,364,200
 5,885    Petro Stopping Center/Financial.................    9.000   02/15/12      6,032,125
                                                                                 ------------
                                                                                   12,828,325
                                                                                 ------------
          SERVICES  3.2%
 6,120    Allied Waste North America, Inc. ...............    6.375   04/15/11      5,928,750
 1,850    Allied Waste North America, Inc. ...............    7.875   04/15/13      1,914,750
 3,775    Allied Waste North America, Inc.,
          144A -- Private Placement (a)...................    7.250   03/15/15      3,765,563
 1,437    Allied Waste North America, Inc., Ser B.........    9.250   09/01/12      1,577,108
 4,950    Buhrmann US, Inc. ..............................    8.250   07/01/14      5,110,875
 1,635    Buhrmann US, Inc., 144A -- Private Placement
          (a).............................................    7.875   03/01/15      1,663,613
 4,245    MSW Energy Holdings LLC, Ser B..................    7.375   09/01/10      4,436,025
   985    MSW Energy Holdings/Finance.....................    8.500   09/01/10      1,063,800
                                                                                 ------------
                                                                                   25,460,484
                                                                                 ------------
          TELECOMMUNICATIONS  3.8%
 6,625    Axtel SA (Mexico)...............................   11.000   12/15/13      7,353,750
 6,030    Exodus Communications, Inc. (c) (d) (e).........   11.250   07/01/08              0
   770    Exodus Communications, Inc. (c) (d) (e).........   11.625   07/15/10              0
 4,000    Exodus Communications, Inc. (Euro) (c) (d)
          (e).............................................   11.375   07/15/08              0
 8,250    GST Network Funding, Inc. (c) (d) (e)...........   10.500   05/01/08            825
 4,000    Park N View, Inc., Ser B (c) (d) (e)............   13.000   05/15/08              0
 4,530    Qwest Communications International, Inc.
          (Variable Rate Coupon)..........................    7.290   02/15/09      4,530,000
 1,020    Qwest Corp. ....................................    5.625   11/15/08      1,012,350
13,285    Qwest Services Corp. ...........................   13.500   12/15/10     15,377,388
 1,480    Qwest Services Corp. ...........................   14.000   12/15/14      1,820,400
                                                                                 ------------
                                                                                   30,094,713
                                                                                 ------------

See Notes to Financial Statements                                             17

VAN KAMPEN HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          TRANSPORTATION  4.0%
$5,990    Amsted Industries, Inc., 144A -- Private
          Placement (a)...................................   10.250%  10/15/11   $  6,618,950
 1,815    Arvinmeritor, Inc. .............................    8.750   03/01/12      1,892,138
 1,040    Hertz Corp. ....................................    7.400   03/01/11      1,030,336
 2,930    Hertz Corp. ....................................    7.625   06/01/12      2,907,890
 3,095    Lear Corp. .....................................    8.110   05/15/09      3,228,100
 2,250    Meritor Automotive, Inc. .......................    6.800   02/15/09      2,227,500
 7,905    Sonic Automotive, Inc., Ser B...................    8.625   08/15/13      8,181,675
 5,626    TRW Automotive, Inc. ...........................    9.375   02/15/13      6,272,990
                                                                                 ------------
                                                                                   32,359,579
                                                                                 ------------
          UTILITY  7.0%
   950    AES Corp. ......................................    7.750   03/01/14      1,036,688
   543    AES Corp. ......................................    8.875   02/15/11        604,088
   760    AES Corp. ......................................    9.375   09/15/10        856,900
 3,130    AES Corp., 144A -- Private Placement (a)........    9.000   05/15/15      3,474,300
 6,100    CMS Energy Corp. ...............................    7.500   01/15/09      6,466,000
 1,795    Dynegy Holdings, Inc. ..........................    6.875   04/01/11      1,786,025
 3,940    Dynegy Holdings, Inc., 144A -- Private Placement
          (a).............................................    9.875   07/15/10      4,314,300
 1,395    IPALCO Enterprises, Inc. .......................    8.625   11/14/11      1,576,350
 4,775    Monongahela Power Co. ..........................    5.000   10/01/06      4,813,950
 2,590    Nevada Power Co. ...............................    9.000   08/15/13      2,920,225
 2,945    Nevada Power Co., Ser A.........................    8.250   06/01/11      3,335,213
 1,025    Northwest Pipeline Corp. .......................    8.125   03/01/10      1,104,438
 5,792    Ormat Funding Corp. ............................    8.250   12/30/20      5,878,376
   625    PSEG Energy Holdings............................    7.750   04/16/07        645,313
 2,965    PSEG Energy Holdings............................    8.625   02/15/08      3,142,900
 3,595    Reliant Energy, Inc. ...........................    6.750   12/15/14      3,559,050
 2,010    Southern Natural Gas Co. .......................    8.875   03/15/10      2,202,872
 7,280    Williams Cos., Inc. ............................    7.875   09/01/21      8,244,600
                                                                                 ------------
                                                                                   55,961,588
                                                                                 ------------
          WIRELESS COMMUNICATIONS  3.5%
 3,180    American Tower Corp. ...........................    7.125   10/15/12      3,346,950
 3,175    American Tower Corp. ...........................    7.500   05/01/12      3,373,438
 2,945    Rogers Wireless, Inc. (Canada)..................    7.500   03/15/15      3,235,819
 2,365    Rural Cellular Corp. ...........................    9.625   05/15/08      2,388,650
 3,975    Rural Cellular Corp. (Variable Rate Coupon).....    7.910   03/15/10      4,134,000
 5,245    SBA Communications Corp. (b) (c)................  0/9.750   12/15/11      4,838,513
 1,820    SBA Communications Corp. (c)....................    8.500   12/01/12      1,995,175
 4,155    UbiquiTel Operating Co. ........................    9.875   03/01/11      4,653,600
                                                                                 ------------
                                                                                   27,966,145
                                                                                 ------------
          TOTAL CORPORATE BONDS  94.9%........................................    759,878,312
                                                                                 ------------

          FOREIGN CONVERTIBLE CORPORATE OBLIGATION  0.5%
 3,980    Nortel Networks Corp. (Canada)..................    4.250   09/01/08      3,800,900
                                                                                 ------------

 18                                            See Notes to Financial Statements

VAN KAMPEN HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2005 continued

DESCRIPTION                                                                             VALUE
-------------------------------------------------------------------------------------------------
EQUITIES  0.3%
DecisionOne Corp. (19,895 Common Shares) (e) (h)..................................   $          0
DecisionOne Corp. (10,890 Common Stock Warrants Class A) (e) (h)..................              0
DecisionOne Corp. (18,765 Common Stock Warrants Class B) (e) (h)..................              0
DecisionOne Corp. (11,130 Common Stock Warrants Class C) (e) (h)..................              0
Doe Run Resources Corp. (29 Common Stock Warrants) (e) (h)........................              0
HCI Direct, Inc. (106,250 Common Shares, Class 1) (e) (h).........................      1,593,750
HF Holdings, Inc. (36,820 Common Stock Warrants) (e) (h)..........................              0
Hosiery Corp. of America, Inc., 144A -- Private Placement (1,000 Common Shares
Class A) (a) (e) (h)..............................................................              0
Jazztel, PLC, 144A -- Private Placement (5,000 Common Stock Warrants) (Euro)
(United Kingdom) (a) (e) (h)......................................................              0
OpTel, Inc., 144A -- Private Placement (3,275 Common Shares) (a) (e) (h)..........              0
Park N View, Inc., 144A -- Private Placement (4,000 Common Stock Warrants) (a) (d)
(e) (h)...........................................................................              0
Paxon Communications Corp. (147 Preferred Shares) (f).............................        999,967
Reunion Industries, Inc. (107,947 Common Stock Warrants) (e) (h)..................              0
Ventelo, Inc., 144A -- Private Placement (73,021 Common Shares) (Euro) (United
Kingdom) (a) (e) (h)..............................................................              0
Viatel Holding Bermuda Ltd. (7,852 Common Shares) (Bermuda) (h)...................          1,963
VS Holdings, Inc. (946,962 Common Shares) (e) (h).................................              0
                                                                                     ------------
TOTAL EQUITIES....................................................................      2,595,680
                                                                                     ------------

TOTAL LONG-TERM INVESTMENTS  95.7%
  (Cost $786,174,755).............................................................    766,274,892
REPURCHASE AGREEMENT  2.1%
State Street Bank & Trust Co. ($17,100,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 3.50%, dated 08/31/05, to be sold on 09/01/05 at $17,101,663)
  (Cost $17,100,000)..............................................................     17,100,000
                                                                                     ------------

TOTAL INVESTMENTS  97.8%
  (Cost $803,274,755).............................................................    783,374,892
OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%.......................................     17,502,259
                                                                                     ------------

NET ASSETS  100.0%................................................................   $800,877,151
                                                                                     ============

Percentages are calculated as a percentage of net assets.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

See Notes to Financial Statements                                             19

VAN KAMPEN HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2005 continued

(c) Non-income producing as security is in default.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) Payment-in-kind security.

(g) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. This restricted security comprises 0.7% of net assets.

(h) Non-income producing security as this stock currently does not declare dividends.

(Euro)--Eurodollar

 20                                            See Notes to Financial Statements

VAN KAMPEN HIGH YIELD FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
August 31, 2005

ASSETS:
Total Investments (Cost $803,274,755).......................  $  783,374,892
Cash........................................................             951
Receivables:
  Interest..................................................      16,154,619
  Investments Sold..........................................       7,001,172
  Fund Shares Sold..........................................         599,480
Other.......................................................         302,139
                                                              --------------
    Total Assets............................................     807,433,253
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       2,660,516
  Income Distributions......................................       1,164,230
  Investments Purchased.....................................         698,238
  Distributor and Affiliates................................         491,857
  Investment Advisory Fee...................................         264,526
Forward Foreign Currency Contracts..........................         493,149
Trustees' Deferred Compensation and Retirement Plans........         373,654
Accrued Expenses............................................         409,932
                                                              --------------
    Total Liabilities.......................................       6,556,102
                                                              --------------
NET ASSETS..................................................  $  800,877,151
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,385,075,673
Accumulated Undistributed Net Investment Income.............      (1,552,606)
Net Unrealized Depreciation.................................     (20,395,111)
Accumulated Net Realized Loss...............................    (562,250,805)
                                                              --------------
NET ASSETS..................................................  $  800,877,151
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $532,040,247 and 146,661,051 shares of
    beneficial interest issued and outstanding).............  $         3.63
    Maximum sales charge (4.75%* of offering price).........             .18
                                                              --------------
    Maximum offering price to public........................  $         3.81
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $191,021,750 and 52,384,166 shares of
    beneficial interest issued and outstanding).............  $         3.65
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $54,533,666 and 15,132,554 shares of
    beneficial interest issued and outstanding).............  $         3.60
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $23,281,488 and 6,414,155 shares of
    beneficial interest issued and outstanding).............  $         3.63
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             21

VAN KAMPEN HIGH YIELD FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended August 31, 2005

INVESTMENT INCOME:
Interest....................................................  $ 58,445,983
Dividends...................................................     2,369,451
Other.......................................................       960,289
                                                              ------------
    Total Income............................................    61,775,723
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,756,871
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,221,247, $1,967,429 and $537,696,
  respectively).............................................     3,726,372
Shareholder Services........................................     1,528,945
Custody.....................................................       112,651
Legal.......................................................        63,022
Trustees' Fees and Related Expenses.........................        28,946
Other.......................................................       737,901
                                                              ------------
    Total Expenses..........................................     9,954,708
    Less Credits Earned on Cash Balances....................        44,630
                                                              ------------
    Net Expenses............................................     9,910,078
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 51,865,645
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $    326,738
  Forward Foreign Currency Contracts........................            53
  Foreign Currency Transactions.............................     2,735,241
                                                              ------------
Net Realized Gain...........................................     3,062,032
                                                              ------------
Net Unrealized Depreciation During the Period...............   (12,909,658)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (9,847,626)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 42,018,019
                                                              ============

 22                                            See Notes to Financial Statements

VAN KAMPEN HIGH YIELD FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE            FOR THE
                                                              YEAR ENDED         YEAR ENDED
                                                            AUGUST 31, 2005    AUGUST 31, 2004
                                                            ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................   $  51,865,645      $  42,538,299
Net Realized Gain/Loss....................................       3,062,032        (37,759,344)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................     (12,909,658)        71,411,903
                                                             -------------      -------------
Change in Net Assets from Operations......................      42,018,019         76,190,858
                                                             -------------      -------------

Distributions from Net Investment Income:
  Class A Shares..........................................     (35,174,855)       (26,354,660)
  Class B Shares..........................................     (12,164,487)       (10,773,678)
  Class C Shares..........................................      (3,384,973)        (2,702,792)
  Class I Shares..........................................         (82,724)               -0-
                                                             -------------      -------------
                                                               (50,807,039)       (39,831,130)
                                                             -------------      -------------

Return of Capital Distribution:
  Class A Shares..........................................             -0-           (889,262)
  Class B Shares..........................................             -0-           (358,702)
  Class C Shares..........................................             -0-            (90,962)
  Class I Shares..........................................             -0-                -0-
                                                             -------------      -------------
                                                                       -0-         (1,338,926)
                                                             -------------      -------------
Total Distributions.......................................     (50,807,039)       (41,170,056)
                                                             -------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......      (8,789,020)        35,020,802
                                                             -------------      -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................     489,332,752        187,187,625
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................      37,014,423         29,609,310
Cost of Shares Repurchased................................    (298,295,554)      (295,963,620)
                                                             -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........     228,051,621        (79,166,685)
                                                             -------------      -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.....................     219,262,601        (44,145,883)
NET ASSETS:
Beginning of the Period...................................     581,614,550        625,760,433
                                                             -------------      -------------
End of the Period (Including accumulated undistributed net
  investment income of $(1,552,606) and $(4,885,475),
  respectively)...........................................   $ 800,877,151      $ 581,614,550
                                                             =============      =============

See Notes to Financial Statements                                             23

VAN KAMPEN HIGH YIELD FUND

FINANCIAL HIGHLIGHTS
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED AUGUST 31,
CLASS A SHARES                               ------------------------------------------------
                                              2005      2004      2003     2002 (a)     2001
                                             ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $ 3.64    $ 3.43    $ 3.15    $  4.23     $ 5.24
                                             ------    ------    ------    -------     ------
  Net Investment Income....................     .26       .26       .29        .39        .51
  Net Realized and Unrealized Gain/Loss....    (.02)      .21       .29      (1.01)      (.96)
                                             ------    ------    ------    -------     ------
Total from Investment Operations...........     .24       .47       .58       (.62)      (.45)
                                             ------    ------    ------    -------     ------
Less:
  Distributions from Net
    Investment Income......................     .25       .25       .24        .43        .55
  Return of Capital Distributions..........     -0-       .01       .06        .03        .01
                                             ------    ------    ------    -------     ------
Total Distributions........................     .25       .26       .30        .46        .56
                                             ------    ------    ------    -------     ------
NET ASSET VALUE, END OF THE PERIOD.........  $ 3.63    $ 3.64    $ 3.43    $  3.15     $ 4.23
                                             ======    ======    ======    =======     ======

Total Return (b)...........................   6.89%    14.02%    19.26%    -15.75%     -9.04%
Net Assets at End of the Period
  (In millions)............................  $532.0    $379.5    $408.7    $ 308.5     $394.4
Ratio of Expenses to Average Net Assets....   1.06%     1.06%     1.12%      1.08%      1.05%
Ratio of Net Investment Income to Average
  Net Assets...............................   7.11%     7.45%     8.36%     10.39%     10.93%
Portfolio Turnover.........................     84%       88%       95%        83%        80%

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 10.49% to 10.39%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 24                                            See Notes to Financial Statements

VAN KAMPEN HIGH YIELD FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED AUGUST 31,
              CLASS B SHARES                 ------------------------------------------------
                                              2005      2004      2003     2002 (a)     2001
                                             ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $ 3.65    $ 3.44    $ 3.16    $  4.24     $ 5.25
                                             ------    ------    ------    -------     ------
  Net Investment Income....................     .25       .23       .25        .35        .48
  Net Realized and Unrealized Gain/Loss....    (.02)      .21       .30      (1.01)      (.97)
                                             ------    ------    ------    -------     ------
Total from Investment Operations...........     .23       .44       .55       (.66)      (.49)
                                             ------    ------    ------    -------     ------
Less:
  Distributions from Net
    Investment Income......................     .23       .22       .21        .39        .51
  Return of Capital Distributions..........     -0-       .01       .06        .03        .01
                                             ------    ------    ------    -------     ------
Total Distributions........................     .23       .23       .27        .42        .52
                                             ------    ------    ------    -------     ------
NET ASSET VALUE, END OF THE PERIOD.........  $ 3.65    $ 3.65    $ 3.44    $  3.16     $ 4.24
                                             ======    ======    ======    =======     ======

Total Return (b)...........................   6.36%    12.79%    18.27%    -16.12%     -9.80%
Net Assets at End of the Period
  (In millions)............................  $191.0    $160.7    $175.6    $ 168.8     $249.6
Ratio of Expenses to Average Net Assets....   1.83%     1.82%     1.89%      1.84%      1.83%
Ratio of Net Investment Income to Average
  Net Assets...............................   6.33%     6.70%     7.68%      9.67%     10.13%
Portfolio Turnover.........................     84%       88%       95%        83%        80%

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 9.77% to 9.67%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             25

VAN KAMPEN HIGH YIELD FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED AUGUST 31,
CLASS C SHARES                              ------------------------------------------------
                                            2005      2004      2003     2002 (a)     2001
                                            ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $3.61    $ 3.41    $ 3.13    $  4.20     $  5.22
                                            -----    ------    ------    -------     -------
  Net Investment Income...................    .25       .23       .25        .35         .48
  Net Realized and Unrealized
    Gain/Loss.............................   (.03)      .20       .30      (1.00)       (.98)
                                            -----    ------    ------    -------     -------
Total from Investment Operations..........    .22       .43       .55       (.65)       (.50)
                                            -----    ------    ------    -------     -------
Less:
  Distributions from Net
    Investment Income.....................    .23       .22       .21        .39         .51
  Return of Capital Distributions.........    -0-       .01       .06        .03         .01
                                            -----    ------    ------    -------     -------
Total Distributions.......................    .23       .23       .27        .42         .52
                                            -----    ------    ------    -------     -------
NET ASSET VALUE, END OF THE PERIOD........  $3.60    $ 3.61    $ 3.41    $  3.13     $  4.20
                                            =====    ======    ======    =======     =======

Total Return (b)..........................  6.17%(d) 12.98%(d) 18.14%(c) -16.04%     -10.06%
Net Assets at End of the Period
  (In millions)...........................  $54.5    $ 41.4    $ 41.5    $  36.7     $  58.7
Ratio of Expenses to Average Net Assets...  1.82%(d)  1.81%(d)  1.86%      1.84%       1.82%
Ratio of Net Investment Income to Average
  Net Assets..............................  6.34%(d)  6.71%(d)  7.68%(c)   9.68%      10.12%
Portfolio Turnover........................    84%       88%       95%        83%         80%

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 9.78% to 9.68%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .01%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

 26                                            See Notes to Financial Statements

VAN KAMPEN HIGH YIELD FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS I SHARES
                                                               MARCH 23, 2005
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                                 AUGUST 31,
                                                                    2005
                                                              ----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $3.65
                                                                   -----
  Net Investment Income.....................................         .12
  Net Realized and Unrealized Loss..........................        (.02)
                                                                   -----
Total from Investment Operations............................         .10
Less Distributions from Net Investment Income...............         .12
                                                                   -----
NET ASSET VALUE, END OF THE PERIOD..........................       $3.63
                                                                   =====

Total Return (a)............................................      2.69%*
Net Assets at End of the Period (In millions)...............       $23.3
Ratio of Expenses to Average Net Assets.....................        .85%
Ratio of Net Investment Income to Average Net Assets........       6.97%
Portfolio Turnover..........................................         84%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period. Return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             27

VAN KAMPEN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund (the "Fund"), formerly Van Kampen High Income Corporate Bond Fund, is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund commenced investment operations on October 2, 1978. The distribution of the Fund's Class B, Class C and Class I Shares commenced on July 2, 1992, July 6, 1993 and March 23, 2005, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At August 31, 2005, there were no when-issued, delayed delivery, or forward purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to

VAN KAMPEN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2005 continued

the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $560,990,126 which will expire according to the following schedule.

AMOUNT                                                          EXPIRATION
$  6,411,333................................................  August 31, 2006
  15,213,979................................................  August 31, 2007
  33,682,013................................................  August 31, 2008
  51,935,293................................................  August 31, 2009
 138,518,165................................................  August 31, 2010
 165,406,856................................................  August 31, 2011
 117,018,188................................................  August 31, 2012
  32,804,299................................................  August 31, 2013

    Part of the capital loss carryforward above was acquired due to a merger with another regulated investment company, please see Footnote 3 for details.

    At August 31, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $805,887,505
                                                              ============
Gross tax unrealized appreciation...........................  $ 37,229,476
Gross tax unrealized depreciation...........................   (59,742,089)
                                                              ------------
Net tax unrealized depreciation on investments..............  $(22,512,613)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

VAN KAMPEN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2005 continued

    The tax character of distributions paid during the years ended August 31, 2005 and 2004 was as follows:

                                                                 2005           2004
Distributions paid from:
  Ordinary income...........................................  $50,502,624    $40,015,705
  Long-term capital gain....................................          -0-            -0-
  Return of capital.........................................          -0-      1,338,926
                                                              -----------    -----------
                                                              $50,502,624    $41,354,631
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses, and realized gains/ losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to consent fee income received from tender offers of $896,857 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss. Permanent book and tax differences of $2,735,294 related to the recognition of net realized gains on foreign currency transactions and $4,354 related to the Fund's investment in other regulated investment companies have been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to nondeductible merger costs of $185,759 has been reclassified from accumulated undistributed net investment income to capital. Additionally, permanent book and tax differences of $7,674 relating to paydowns on mortgage-backed securities and $1,096,420 relating to book to tax amortization differences were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $3,564,658

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which are not realized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.

F. EXPENSE REDUCTIONS During the year ended August 31, 2005, the Fund's custody fee was reduced by $44,630 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

VAN KAMPEN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2005 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .420%
Next $250 million...........................................     .345%
Next $250 million...........................................     .295%
Next $1 billion.............................................     .270%
Next $1 billion.............................................     .245%
Over $3 billion.............................................     .220%

    Effective June 1, 2005, the investment advisory fee was reduced from .625% for the first $150 million, .550% for the next $150 million and .500% for any average daily net assets greater than $300 million.

    For the year ended August 31, 2005, the Fund recognized expenses of approximately $47,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2005, the Fund recognized expenses of approximately $48,600 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2005, the Fund recognized expenses of approximately $1,275,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $255,220 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2005. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2005 continued

3. CAPITAL TRANSACTIONS

At August 31, 2005, capital aggregated $973,552,423, $303,381,260, $80,015,712 and $28,126,278 for Classes A, B, C and I, respectively. For the year ended August 31, 2005, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   86,725,464    $ 320,410,088
  Class B...................................................   28,208,023      105,232,841
  Class C...................................................   10,910,339       40,075,471
  Class I...................................................    6,506,107       23,614,352
                                                              -----------    -------------
Total Sales.................................................  132,349,933    $ 489,332,752
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    7,137,575    $  26,066,021
  Class B...................................................    2,331,043        8,551,256
  Class C...................................................      637,802        2,314,420
  Class I...................................................       22,802           82,726
                                                              -----------    -------------
Total Dividend Reinvestment.................................   10,129,222    $  37,014,423
                                                              ===========    =============
Repurchases:
  Class A...................................................  (51,466,042)   $(188,120,153)
  Class B...................................................  (22,114,193)     (81,191,619)
  Class C...................................................   (7,880,798)     (28,567,020)
  Class I...................................................     (114,754)        (416,762)
                                                              -----------    -------------
Total Repurchases...........................................  (81,575,787)   $(298,295,554)
                                                              ===========    =============

VAN KAMPEN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2005 continued

    At August 31, 2004, capital aggregated $709,335,080, $226,435,317, and
$58,356,021 for Classes A, B and C, respectively. For the year ended August 31, 2004, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   42,743,427    $ 152,677,314
  Class B...................................................    6,551,925       23,512,637
  Class C...................................................    3,096,714       10,997,674
                                                              -----------    -------------
Total Sales.................................................   52,392,066    $ 187,187,625
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    5,607,636    $  20,120,077
  Class B...................................................    2,113,467        7,614,931
  Class C...................................................      525,673        1,874,302
                                                              -----------    -------------
Total Dividend Reinvestment.................................    8,246,776    $  29,609,310
                                                              ===========    =============
Repurchases:
  Class A...................................................  (63,202,465)   $(224,432,571)
  Class B...................................................  (15,674,574)     (56,222,037)
  Class C...................................................   (4,315,074)     (15,309,012)
                                                              -----------    -------------
Total Repurchases...........................................  (83,192,113)   $(295,963,620)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2005 and 2004, 5,481,366, and 1,296,337 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2005 and 2004, 252,275 and 9,894 Class C Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class C Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most

VAN KAMPEN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2005 continued

redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended August 31, 2005, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $144,400 and CDSC on redeemed shares of approximately $329,800. Sales charges do not represent expenses of the Fund.

    On December 17, 2004, the Fund acquired all of the assets and liabilities of the Van Kampen High Yield Fund ("High Yield") through a tax free reorganization approved by High Yield shareholders on December 7, 2004. The Fund issued 49,903,883, 21,224,359 and 7,028,101 shares of Classes A, B and C valued at $186,141,484, $79,591,347 and $26,074,256, respectively, in exchange for High
Yield's net assets. The shares of High Yield were converted into Fund shares at a ratio 1 to 1.515, 1 to 1.514 and 1 to 1.529 for Classes A, B and C, respectively. Net unrealized appreciation on High Yield as of December 17, 2004 was $3,802,196. The Fund assumed High Yield's book to tax amortization differences, which resulted in a $660,296 decrease to accumulated undistributed net investment income and a corresponding increase to net unrealized appreciation. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended August 31, 2005. Combined net assets of both funds on the day of reorganization were $893,763,227. Included in these net assets was a capital loss carryforward of $166,397,364 of which $95,994,761 can be utilized, deferred compensation of $155,071, the deferral of losses related to wash sale transactions of $290,140, non-accrual interest income of $864,492 and gains recognized on futures held on December 17, 2004 of $821,478, all carried forward from the High Yield Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $606,901,243 and $666,413,270, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the

VAN KAMPEN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2005 continued

Fund's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities or foreign currency on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities or foreign currency on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    The following forward foreign currency contracts were outstanding as of August 31, 2005:

                                                         IN                       UNREALIZED
                                                      EXCHANGE      CURRENT      APPRECIATION/
                                                        FOR          VALUE       DEPRECIATION
SHORT CONTRACTS:
Euro Currency,
  11,673,000 Expiring 10/26/05......................    US $      $14,437,129      $(218,948)
  12,725,000 Expiring 10/26/05......................    US $       15,738,240       (260,568)
     675,000 Expiring 10/26/05......................    US $          834,838        (13,633)
                                                                  -----------      ---------
                                                                  $31,010,207      $(493,149)
                                                                  ===========      =========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $3,745,800 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

VAN KAMPEN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2005 continued

    Included in the fees for the year ended August 31, 2005 are payments retained by Van Kampen of approximately $1,566,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $198,900.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs have filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative compliant that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2005 continued

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN HIGH YIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen High Yield Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield Fund (formerly the Van Kampen High Income Corporate Bond Fund) (the "Fund"), including the portfolio of investments, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen High Yield Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           -s- Ernst & Young LLP

                                                               Chicago, Illinois
                                                                October 12, 2005

VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2005. For corporate shareholders, 4% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum of $2,369,451 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN HIGH YIELD FUND

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (60)               Trustee      Trustee     Chairman and Chief             78       Trustee/Director/Managing
Blistex Inc.                                  since 2003  Executive Officer of                    General Partner of
1800 Swift Drive                                          Blistex Inc., a consumer                funds in the Fund
Oak Brook, IL 60523                                       health care products                    Complex.
                                                          manufacturer. Director of
                                                          the Heartland Alliance, a
                                                          nonprofit organization
                                                          serving human needs based
                                                          in Chicago. Director of
                                                          St. Vincent de Paul
                                                          Center, a Chicago based
                                                          day care facility serving
                                                          the children of low
                                                          income families. Board
                                                          member of the Illinois
                                                          Manufacturers'
                                                          Association.

Jerry D. Choate (67)             Trustee      Trustee     Prior to January 1999,         76       Trustee/Director/Managing
33971 Selva Road                              since 1999  Chairman and Chief                      General Partner of
Suite 130                                                 Executive Officer of the                funds in the Fund
Dana Point, CA 92629                                      Allstate Corporation                    Complex. Director of
                                                          ("Allstate") and Allstate               Amgen Inc., a
                                                          Insurance Company. Prior                biotechnological
                                                          to January 1995,                        company, and Director
                                                          President and Chief                     of Valero Energy
                                                          Executive Officer of                    Corporation, an
                                                          Allstate. Prior to August               independent refining
                                                          1994, various management                company.
                                                          positions at Allstate.

VAN KAMPEN HIGH YIELD FUND
TRUSTEE AND OFfiCER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)                Trustee      Trustee     President of CAC, L.L.C.,      78       Trustee/Director/Managing
CAC, L.L.C.                                   since 2003  a private company                       General Partner of
4350 LaJolla Village Drive                                offering capital                        funds in the Fund
Suite 980                                                 investment and management               Complex. Director of
San Diego, CA 92122-6223                                  advisory services. Prior                Stericycle, Inc.,
                                                          to February 2001, Vice                  Ventana Medical
                                                          Chairman and Director of                Systems, Inc., and GATX
                                                          Anixter International,                  Corporation, and
                                                          Inc., a global                          Trustee of The Scripps
                                                          distributor of wire,                    Research Institute.
                                                          cable and communications                Prior to January 2005,
                                                          connectivity products.                  Trustee of the
                                                          Prior to July 2000,                     University of Chicago
                                                          Managing Partner of                     Hospitals and Health
                                                          Equity Group Corporate                  Systems. Prior to April
                                                          Investment (EGI), a                     2004, Director of
                                                          company that makes                      TheraSense, Inc. Prior
                                                          private investments in                  to January 2004,
                                                          other companies.                        Director of TeleTech
                                                                                                  Holdings Inc. and Arris
                                                                                                  Group, Inc. Prior to
                                                                                                  May 2002, Director of
                                                                                                  Peregrine Systems Inc.
                                                                                                  Prior to February 2001,
                                                                                                  Director of IMC Global
                                                                                                  Inc. Prior to July
                                                                                                  2000, Director of
                                                                                                  Allied Riser
                                                                                                  Communications Corp.,
                                                                                                  Matria Healthcare Inc.,
                                                                                                  Transmedia Networks,
                                                                                                  Inc., CNA Surety, Corp.
                                                                                                  and Grupo Azcarero
                                                                                                  Mexico (GAM).


VAN KAMPEN HIGH YIELD FUND
TRUSTEE AND OFfiCER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (57)          Trustee      Trustee     Managing Partner of            76       Trustee/Director/Managing
Heidrick & Struggles                          since 1995  Heidrick & Struggles, an                General Partner of
233 South Wacker Drive                                    executive search firm.                  funds in the Fund
Suite 7000                                                Trustee on the University               Complex.
Chicago, IL 60606                                         of Chicago Hospitals
                                                          Board, Vice Chair of the
                                                          Board of the YMCA of
                                                          Metropolitan Chicago and
                                                          a member of the Women's
                                                          Board of the University
                                                          of Chicago. Prior to
                                                          1997, Partner of Ray &
                                                          Berndtson, Inc., an
                                                          executive recruiting
                                                          firm. Prior to 1996,
                                                          Trustee of The
                                                          International House
                                                          Board, a fellowship and
                                                          housing organization for
                                                          international graduate
                                                          students. Prior to 1995,
                                                          Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1990, Executive Vice
                                                          President of The Exchange
                                                          National Bank.

R. Craig Kennedy (53)            Trustee      Trustee     Director and President of      76       Trustee/Director/Managing
1744 R Street, NW                             since 1995  the German Marshall Fund                General Partner of
Washington, DC 20009                                      of the United States, an                funds in the Fund
                                                          independent U.S.                        Complex.
                                                          foundation created to
                                                          deepen understanding,
                                                          promote collaboration and
                                                          stimulate exchanges of
                                                          practical experience
                                                          between Americans and
                                                          Europeans. Formerly,
                                                          advisor to the Dennis
                                                          Trading Group Inc., a
                                                          managed futures and
                                                          option company that
                                                          invests money for
                                                          individuals and
                                                          institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer,
                                                          Director and member of
                                                          the Investment Committee
                                                          of the Joyce Foundation,
                                                          a private foundation.

Howard J Kerr (69)               Trustee      Trustee     Prior to 1998, President       78       Trustee/Director/Managing
14 Huron Trace                                since 2003  and Chief Executive                     General Partner of
Galena, IL 61036                                          Officer of Pocklington                  funds in the Fund
                                                          Corporation, Inc., an                   Complex. Director of
                                                          investment holding                      the Lake Forest Bank &
                                                          company. Director of the                Trust.
                                                          Marrow Foundation.

VAN KAMPEN HIGH YIELD FUND
TRUSTEE AND OFfiCER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (69)              Trustee      Trustee     President of Nelson            76       Trustee/Director/Managing
423 Country Club Drive                        since 1995  Investment Planning                     General Partner of
Winter Park, FL 32789                                     Services, Inc., a                       funds in the Fund
                                                          financial planning                      Complex.
                                                          company and registered
                                                          investment adviser in the
                                                          State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc.,
                                                          a member of the NASD,
                                                          Securities Investors
                                                          Protection Corp. and the
                                                          Municipal Securities
                                                          Rulemaking Board.
                                                          President of Nelson Sales
                                                          and Services Corporation,
                                                          a marketing and services
                                                          company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (64)        Trustee      Trustee     President Emeritus and         78       Trustee/Director/Managing
1126 E. 59th Street                           since 2003  Honorary Trustee of the                 General Partner of
Chicago, IL 60637                                         University of Chicago and               funds in the Fund
                                                          the Adam Smith                          Complex. Director of
                                                          Distinguished Service                   Winston Laboratories,
                                                          Professor in the                        Inc.
                                                          Department of Economics
                                                          at the University of
                                                          Chicago. Prior to July
                                                          2000, President of the
                                                          University of Chicago.
                                                          Trustee of the University
                                                          of Rochester and a member
                                                          of its investment
                                                          committee. Member of the
                                                          National Academy of
                                                          Sciences, the American
                                                          Philosophical Society and
                                                          a fellow of the American
                                                          Academy of Arts and
                                                          Sciences.

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee     Chief Communications           76       Trustee/Director/Managing
815 Cumberstone Road                          since 1999  Officer of the National                 General Partner of
Harwood, MD 20776                                         Academy of                              funds in the Fund
                                                          Sciences/National                       Complex. Director of
                                                          Research Council, an                    Fluor Corp., an
                                                          independent, federally                  engineering,
                                                          chartered policy                        procurement and
                                                          institution, from 2001 to               construction
                                                          November 2003 and Chief                 organization, since
                                                          Operating Officer from                  January 2004 and
                                                          1993 to 2001. Director of               Director of Neurogen
                                                          the Institute for Defense               Corporation, a
                                                          Analyses, a federally                   pharmaceutical company,
                                                          funded research and                     since January 1998.
                                                          development center,
                                                          Director of the German
                                                          Marshall Fund of the
                                                          United States, Director
                                                          of the Rocky Mountain
                                                          Institute and Trustee of
                                                          Colorado College. Prior
                                                          to 1993, Executive
                                                          Director of the
                                                          Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of
                                                          Sciences/National
                                                          Research Council. From
                                                          1980 through 1989,
                                                          Partner of Coopers &
                                                          Lybrand.

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE*

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Wayne W. Whalen* (66)            Trustee      Trustee     Partner in the law firm        78       Trustee/Director/Managing
333 West Wacker Drive                         since 1995  of Skadden, Arps, Slate,                General Partner of
Chicago, IL 60606                                         Meagher & Flom LLP, legal               funds in the Fund
                                                          counsel to funds in the                 Complex. Director of
                                                          Fund Complex.                           the Abraham Lincoln
                                                                                                  Presidential Library
                                                                                                  Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS

                                                    TERM OF
                                                   OFFICE AND
                                  POSITION(S)      LENGTH OF
NAME, AGE AND                      HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND            SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)        President and        Officer     President of funds in the Fund Complex since September 2005,
1221 Avenue of the Americas   Principal Executive  since 2003  Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                          since 2003, and previously Executive Vice President of funds in the Fund Complex from 2003-2005. Managing Director of
                                                               Morgan Stanley and Morgan Stanley & Co. Incorporated.
                                                               Managing Director of Morgan Stanley Investment Management
                                                               Inc. Chief Administrative Officer, Managing Director and
                                                               Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                               Stanley Services Company Inc. and Managing Director and
                                                               Director of Morgan Stanley Distributors Inc. Chief Executive
                                                               Officer and Director of Morgan Stanley Trust. Executive Vice
                                                               President and Principal Executive Officer of the
                                                               Institutional and Retail Morgan Stanley Funds; Director of
                                                               Morgan Stanley SICAV; previously Chief Global Operations
                                                               Officer of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (62)      Executive Vice       Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief  since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer               Investment Management Inc. and Director of Morgan Stanley
                                                               Trust for over 5 years. Executive Vice President and Chief
                                                               Investment Officer of funds in the Fund Complex. Managing
                                                               Director and Chief Investment Officer of Van Kampen
                                                               Investments, the Adviser and Van Kampen Advisors Inc. since
                                                               December 2002.

Amy R. Doberman (43)          Vice President       Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                        since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                             Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                               and the Adviser. Vice President of the Morgan Stanley
                                                               Institutional and Retail Funds since July 2004 and Vice
                                                               President of funds in the Fund Complex since August 2004.
                                                               Previously, Managing Director and General Counsel of
                                                               Americas, UBS Global Asset Management from July 2000 to July
                                                               2004 and General Counsel of Aeltus Investment Management,
                                                               Inc. from January 1997 to July 2000.

Stefanie V. Chang (38)        Vice President       Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Secretary        since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

VAN KAMPEN HIGH YIELD FUND
TRUSTEE AND OFfiCER INFORMATION continued
                                                    TERM OF
                                                   OFFICE AND
                                  POSITION(S)      LENGTH OF
NAME, AGE AND                      HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND            SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)         Chief Compliance     Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer              since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                     Director of Van Kampen Investments, the Adviser, Van Kampen
                                                               Advisors Inc. and certain other subsidiaries of Van Kampen
                                                               Investments, Vice President, Chief Financial Officer and
                                                               Treasurer of funds in the Fund Complex and head of Fund
                                                               Accounting for Morgan Stanley Investment Management. Prior
                                                               to December 2002, Executive Director of Van Kampen
                                                               Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (41)          Chief Financial      Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              Officer and          since 2005  since June 2005. Chief Financial Officer and Treasurer of
Oakbrook Terrace, IL 60181    Treasurer                        funds in the Fund Complex since August 2005. Prior to June
                                                               2005, Vice President and Chief Financial Officer of
                                                               Enterprise Capital Management, Inc., an investment holding company.

  Van Kampen High Yield Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen High Yield Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen High Yield Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  28, 128, 228
                                                                 HYI ANR 10/05
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN05-02477P-Y08/05

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Further, due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C were amended during the period. Exhibit B was then amended again in March 2005 and a third time in August 2005 and a fourth time in September 2005. All four editions of Exhibit B are attached. Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)      Not applicable.

(e)      Not applicable.

(f)

         (1)      The Fund's Code of Ethics is attached hereto as Exhibit 12A.
         (2)      Not applicable.
         (3)      Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

           2005
                                              REGISTRANT    COVERED ENTITIES(1)
              AUDIT FEES................      $41,000       N/A

              NON-AUDIT FEES
                   AUDIT-RELATED FEES...      $0            $280,000(2)
                   TAX FEES.............      $2,500(3)     $58,688(4)
                   ALL OTHER FEES.......      $0            $655,125(5)
              TOTAL NON-AUDIT FEES......      $2,500        $993,813

              TOTAL.....................      $43,500       $993,813


           2004
                                              REGISTRANT    COVERED ENTITIES(1)
              AUDIT FEES................      $41,500       N/A

              NON-AUDIT FEES
                   AUDIT-RELATED FEES...      $0            $159,500(2)
                   TAX FEES.............      $2,000(3)     $42,141(4)
                   ALL OTHER FEES.......      $0            $222,168(6)
              TOTAL NON-AUDIT FEES......      $2,000        $423,809

              TOTAL.....................      $43,500       $423,809

              N/A- Not applicable, as not required by Item 4.

              (1) Covered Entities include the Adviser (excluding sub-advisors)
                  and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

              (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

              (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

              (4) Tax Fees represent tax advice services provided to Covered
                  Entities, including research and identification of PFIC entities.

              (5) All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

              (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)


1.       STATEMENT OF PRINCIPLES

         The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

         The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

         The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

         The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.


------------------

(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

         The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.       DELEGATION

         As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


3.       AUDIT SERVICES

         The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

         In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

         The Audit Committee has pre-approved the Audit services in Appendix
B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


4.       AUDIT-RELATED SERVICES

         Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

         The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


5.       TAX SERVICES

         The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

         Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).


6        ALL OTHER SERVICES

         The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

         A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.


7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

         Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).


8.       PROCEDURES

         All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.       ADDITIONAL REQUIREMENTS

         The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.


10.      COVERED ENTITIES

         Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:


       -    Van Kampen Investments Inc.
       -    Van Kampen Asset Management
       -    Van Kampen Advisors Inc.
       -    Van Kampen Funds Inc.
       -    Van Kampen Investor Services Inc.
       -    Morgan Stanley Investment Management Inc.
       -    Morgan Stanley Trust Company
       -    Morgan Stanley Investment Management Ltd.
       -    Morgan Stanley Investment Management Company
       -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f)    Not applicable.

(g)    See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate, Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen High Yield Fund

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2005

By:  /s/ Phillip G. Goff
     ----------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: October 20, 2005